UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 30, 2008
                                                         ----------------



                           PUBLIX SUPER MARKETS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



        Florida                        0-00981                    59-0324412
 ----------------------              -----------             -------------------
(State of incorporation)             (Commission              (I.R.S. Employer
                                     File Number)            Identification No.)



             3300 Publix Corporate Parkway
                   Lakeland, Florida                            33811
        ----------------------------------------             ----------
        (Address of principal executive offices)             (Zip Code)




                                 (863) 688-1188
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




                               Page 1 of 2 pages

Item 1.01.  Entry into a Material Definitive Agreement

Indemnification Agreement

     Publix Super Markets, Inc. (the "Company") and Charles B. Roskovich, Jr., an officer of the Company, entered into an Indemnification Agreement dated January 30, 2008. This Indemnification Agreement was in the same form as the Indemnification Agreement attached as an exhibit to the quarterly report of the Company on Form 10-Q for the quarter ended March 31, 2001. The Indemnification Agreement has been entered into between the Company and all of its directors and officers as reported in the quarterly, annual and current reports of the Company on Form 10-Q, Form 10-K and Form 8-K for the periods ended March 31, 2001, June 30, 2001, September 29, 2001, June 29, 2002,
December 28, 2002, September 27, 2003, December 27, 2003, March 27, 2004,
May 18, 2005, July 1, 2005 and January 30, 2006.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                      PUBLIX SUPER MARKETS, INC.



Dated: February 4, 2008          By:  /s/ David P. Phillips
                                      ------------------------------------------
                                      David P. Phillips, Chief Financial Officer
                                      and Treasurer (Principal Financial and
                                      Accounting Officer)



























                                Page 2 of 2 pages